EXHIBIT 23(b)

                          [Arthur Andersen LLP Letterhead]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the registration statement of our report dated July 12, 1996 incorporated by reference in Revco D.S., Inc.'s Form 10-K for the year ended June 1, 1996 and to all references to our Firm included in this registration statement, as amended.

                                           ARTHUR ANDERSEN LLP


Cleveland, Ohio
April 17, 1997